Exhibit 99.1

JOHNSON & JOHNSON REPORTS 2019 FOURTH-QUARTER AND FULL YEAR RESULTS:

•	2019 Fourth-Quarter Sales of $20.7 Billion reflecting growth of 1.7%, operational growth of 2.6%* and adjusted operational growth of 3.4%*

•	2019 Full-Year Sales of $82.1 Billion reflecting growth of 0.6%, operational growth of 2.8%* and adjusted operational growth of 4.5%*

•	2019 Fourth-Quarter EPS of $1.50 increased 33.9%; adjusted EPS of $1.88 decreased 4.6%*

•	2019 Full-Year EPS of $5.63 increased 0.4%; adjusted EPS of $8.68 increased 6.1%*

•	Company projects continued sales and earnings growth in 2020 guidance

New Brunswick, N.J. (January 22, 2020) - Johnson & Johnson (NYSE: JNJ) today announced results for fourth-quarter and full year 2019. “We delivered strong underlying sales and earnings growth in 2019, driven by the strength of our Pharmaceutical business, accelerating performance in our Medical Devices business and improved profitability in our Consumer business,” said Alex Gorsky, Chairman and Chief Executive Officer. “As we enter into 2020 and this next decade, our strategic investments focused on advancing our pipelines and driving innovation across our entire product portfolio, position us well to deliver long-term sustainable growth and value to our shareholders.”
Mr. Gorsky continued, “I am extremely proud of our talented and dedicated colleagues who live Our Credo values each and every day, and are inspired to deliver transformative healthcare solutions that improve the lives of our patients and consumers around the world.”
OVERALL FINANCIAL RESULTS:
1 Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2 Excludes the impact of translational currency
3 Excludes the net impact of acquisitions and divestitures and translational currency
4 Excludes intangible amortization expense and special items

REGIONAL SALES RESULTS:

1 Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2 Excludes the impact of translational currency
3 Excludes the net impact of acquisitions and divestitures and translational currency
Note: values may have been rounded

SEGMENT SALES RESULTS:

1 Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2 Excludes the impact of translational currency
3 Excludes the net impact of acquisitions and divestitures and translational currency
Note: values may have been rounded

FULL-YEAR 2019 SEGMENT COMMENTARY:

Consumer
Consumer worldwide operational sales, excluding the net impact of acquisitions and divestitures, grew 1.4%* driven by NEUTROGENA beauty products and over-the-counter products including TYLENOL and MOTRIN analgesics, partially offset by lower sales of baby care products.

Pharmaceutical
Pharmaceutical worldwide operational sales, excluding the net impact of acquisitions and divestitures, grew 5.8%* driven by STELARA (ustekinumab), a biologic for the treatment of a number of immune-mediated inflammatory diseases, DARZALEX (daratumumab), for the treatment of multiple myeloma, IMBRUVICA (ibrutinib), an oral, once-daily therapy approved for use in treating certain B-cell malignancies, a type of blood or lymph node cancer, TREMFYA (guselkumab), a biologic for the treatment of adults living with moderate to severe plaque psoriasis, INVEGA SUSTENNA/XEPLION/INVEGA TRINZA/TREVICTA (paliperidone palmitate), long-acting, injectable atypical antipsychotics for the treatment of schizophrenia in adults, and ERLEADA (apalutamide), a next-generation androgen receptor inhibitor for the treatment of patients with prostate cancer. This growth was partially offset by biosimilar and generic competition, primarily declines in REMICADE (infliximab), a biologic approved for the treatment of a number of immune-mediated inflammatory diseases, U.S. ZYTIGA (abiraterone acetate), an oral, once-daily medication for use in combination with prednisone for the treatment of metastatic, castration-resistant prostate cancer and international VELCADE (bortezomib), a proteasome inhibitor for the treatment of multiple myeloma.

Medical Devices
Medical Devices worldwide operational sales, excluding the net impact of acquisitions and divestitures, grew 3.9%* driven by electrophysiology products in the Interventional Solutions business, international energy and endocutter products in the Advanced Surgery business, and ACUVUE contact lenses in the Vision business.

NOTABLE NEW ANNOUNCEMENTS IN THE QUARTER:
The information contained in this section should be read in conjunction with Johnson & Johnson’s other disclosures filed with the Securities and Exchange Commission, including its Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Copies of these filings are available online at www.sec.gov, www.jnj.com or on request from Johnson & Johnson. The reader is also encouraged to review all other news releases available online in the Investors section of the company’s website at news releases.

Regulatory Approvals	DARZALEX (daratumumab) - European Commission Approves Combination with Bortezomib, Thalidomide and Dexamethasone for Patients with Newly Diagnosed Multiple Myeloma Who Are Transplant Eligible[1]	(press release)
	SPRAVATO (esketamine) Nasal Spray - Approved in Europe for Adults with Treatment-Resistant Major Depressive Disorder	(press release)
	DARZALEX (daratumumab) - European Commission Approves Combination with Lenalidomide and Dexamethasone for Patients with Newly Diagnosed Multiple Myeloma Who Are Transplant Ineligible	(press release)
	STELARA (ustekinumab) - U.S. FDA Approval for the Treatment of Adults with Moderately to Severely Active Ulcerative Colitis	(press release)
Regulatory Submissions
SPRAVATO (esketamine) - Submission of a Type II Variation Application to the European Medicines Agency (EMA) Seeking Expanded Use as a Treatment for Depressive Symptoms in Adults with Major Depressive Disorder Who Have Current Suicidal Ideation with Intent[1]
(press release)
	IMBRUVICA (ibrutinib) - Supplemental NDA Submitted to U.S. FDA and Type II Variation Submitted to EMA[1] Seeking Approval of Combination with Rituximab for Previously Untreated Patients with CLL	(press release) (press release)
	Ebola Vaccine Regimen - Submission of MAA to EMA for Prevention of Ebola Virus Disease (EVD) caused by Zaire Ebolavirus Species.	(press release)
	TREMFYA (guselkumab) - Submission of a Type II Variation Application to the EMA Seeking to Expand Use in the Treatment of Adults with Active Psoriatic Arthritis	(press release)
Other	Completion of Acquisition of Bermekimab, an investigational compound for multiple dermatological indications, from XBiotech Inc. [1]	(press release)
	Rilpivirine and Cabotegravir - U.S. FDA issues Complete Response Letter Issued for Investigational Two-Drug Long-Acting HIV Regimen	(press release)
	Completion of Acquisition of TARIS Biomedical with Focus on Transforming the Treatment of Bladder Cancer	(press release)
	Agreement Announced to Acquire Remaining Stake in Verb Surgical Inc.	(press release)
	BCMA CAR-T Therapy Granted U.S. FDA Breakthrough Therapy Designation for the Treatment of Relapsed or Refractory Multiple Myeloma	(press release)
	J&J Vision Introduces TECNIS Toric II 1-Piece IOL as New Monofocal Option for Cataract Patients with Astigmatism	(press release)
	Ethicon Launches VISTASEAL Fibrin Sealant (Human) To Manage Bleeding During Surgery	(press release)
	New Cervical Spine System from DePuy Synthes Advances Treatment Options for Patients with Complex Cervical Spine Disorders	(press release)
1 Subsequent to the quarter

FULL-YEAR 2020 GUIDANCE:

Johnson & Johnson does not provide GAAP financial measures on a forward-looking basis because the company is unable to predict with reasonable certainty the ultimate outcome of legal proceedings, unusual gains and losses, acquisition-related expenses and purchase accounting fair value adjustments without unreasonable effort. These items are uncertain, depend on various factors, and could be material to Johnson & Johnson's results computed in accordance with GAAP.

January 2020
($ in Billions, except EPS)

Adjusted Operational Sales[1,2] Change vs. Prior Year	5.0% - 6.0%
Operational Sales[2] Change vs. Prior Year	$85.8 to $86.6 4.5% - 5.5%
Estimated Reported Sales[3] Change vs. Prior Year	$85.4 to $86.2 4.0% - 5.0%

Adjusted Operational EPS (Diluted)[2,4] Change vs. Prior Year	$9.00 to $9.15 3.7% - 5.4%
Adjusted EPS (Diluted)[3,4] Change vs. Prior Year	$8.95 to $9.10 3.1% - 4.8%
1 Non-GAAP financial measure; excludes the net impact of acquisitions and divestitures
2 Non-GAAP financial measure; excludes the impact of translational currency
3 Calculated using Euro Average Rate: January 2020 = $1.11 (Illustrative purposes only)
4 Non-GAAP financial measure; excludes intangible amortization expense and special items

Other modeling considerations will be provided on the webcast.

WEBCAST INFORMATION:
Johnson & Johnson will conduct a conference call with investors to discuss this earnings release today at 8:00 a.m., Eastern Time. A simultaneous webcast of the call for investors and other interested parties may be accessed by visiting the Johnson & Johnson website. A replay and podcast will be available approximately two hours after the live webcast in the Investors section of the company's website at events-and-presentations.

ABOUT JOHNSON & JOHNSON:
At Johnson & Johnson, we believe good health is the foundation of vibrant lives, thriving communities and forward progress. That’s why for more than 130 years, we have aimed to keep people well at every age and every stage of life. Today, as the world’s largest and most broadly-based health care company, we are committed to using our reach and size for good. We strive to improve access and affordability, create healthier communities, and put a healthy mind, body and environment within reach of everyone, everywhere. We are blending our heart, science and ingenuity to profoundly change the trajectory of health for humanity.

NON-GAAP FINANCIAL MEASURES:
*Operational sales growth excluding the impact of translational currency, adjusted operational sales growth excluding the net impact of acquisitions and divestitures and translational currency, as well as adjusted net earnings, adjusted diluted earnings per share and adjusted operational diluted earnings per share excluding after-tax intangible amortization expense and special items, are non-GAAP financial measures and should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Except for guidance measures, reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the accompanying financial schedules of the earnings release and the Investors section of the company's website at quarterly-results.

Copies of the financial schedules accompanying this earnings release are available on the company’s website at quarterly-results. These schedules include supplementary sales data, a condensed consolidated statement of earnings, reconciliations of non-GAAP financial measures, and sales of key products/franchises. Additional information on Johnson & Johnson, including adjusted income before tax by segment, a pharmaceutical pipeline of selected compounds in late stage development and a copy of today’s earnings call presentation can also be found in the Investors section of the company's website at quarterly-results.

NOTE TO INVESTORS CONCERNING FORWARD-LOOKING STATEMENTS:
This press release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things: future operating and financial performance, product development, market position and business strategy. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Johnson & Johnson. Risks and uncertainties include, but are not limited to: economic factors, such as interest rate and currency exchange rate fluctuations; competition, including technological advances, new products and patents attained by competitors; challenges inherent in new product research and development, including uncertainty of clinical success and obtaining regulatory approvals; uncertainty of commercial success for new and existing products; challenges to patents; the impact of patent expirations; the ability of the company to successfully execute strategic plans; the impact of business combinations and divestitures; manufacturing difficulties or delays, internally or within the supply chain; product efficacy or safety concerns resulting in product recalls or regulatory action; significant adverse litigation or government action, including related to product liability claims; changes to applicable laws and regulations, including tax laws and global health care reforms; trends toward health care cost containment; changes in behavior and spending patterns of purchasers of health care products and services; financial instability of international economies and legal systems and sovereign risk; increased scrutiny of the health care industry by government agencies. A further list and descriptions of these risks, uncertainties and other factors can be found in Johnson & Johnson's Annual Report on Form 10-K for the fiscal year ended December 30, 2018, including in the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” in the company’s most recently filed Quarterly Report on Form 10-Q and the company’s subsequent filings with the Securities and Exchange Commission. Copies of these filings are available online at www.sec.gov, www.jnj.com or on request from Johnson & Johnson. Any forward-looking statement made in this release speaks only as of the date of this release. Johnson & Johnson does not undertake to update any forward-looking statement as a result of new information or future events or developments.

Press Contacts:    Investor Contacts:

Cristal Downing        Christopher DelOrefice
(732) 524-3283        (732) 524-2955
(908) 616-8833 (M)
Lesley Fishman
(732) 524-3922